                                                                     EXHIBIT 4.1

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 COMMON STOCK            [LOGO OF OPENWAVE SYSTEMS INC.]            COMMON STOCK
  NUMBER                                                                  SHARES
                               Openwave Systems Inc.           CUSIP 683718 10 0
                                                                 SEE REVERSE FOR
                                                                     DEFINITIONS
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK,
                             $0.001 PAR VALUE, OF


                             OPENWAVE SYSTEMS INC.

                             CERTIFICATE OF STOCK

Transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


/s/                    [CORPORATE SEAL        /s/
                   OF OPENWAVE SYSTEMS INC.]

CHIEF FINANCIAL OFFICER                    PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
U.S. STOCK TRANSFER CORPORATION
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE
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                             Openwave Systems Inc.

The Corporation will furnish without charge to each stockholder who so requests a copy of the powers, designations, preferences and relative, participating, optional or other special rights to each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common              UNIF GIFT MIN ACT-.........Custodian
TEN ENT - as tenants by the                      (Cust)                 (Minor)
          entireties                        under Uniform Gifts to
JT TEN  - as joint tenants with             Minors Act.................
          right of survivorship                           (State)
          and not as tenants in
          common

  Additional abbreviations may also be used though not in the above list.

  FOR VALUE RECEIVED, _____________________________ hereby sell(s), assign(s)
and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
       OF ASSIGNEE

_____________________________

_____________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT   X_______________________________
MUST CORRESPOND WITH THE NAME(S) AS             (SIGNATURE)
WRITTEN UPON THE FACE OF THE
CERTIFICATE IN EVERY PARTICULAR,              X_______________________________
WITHOUT ALTERATION OR ENLARGEMENT OR            (SIGNATURE)
ANY CHANGE WHATEVER.

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                                         THE SIGNATURE(S) SHOULD BE GUARANTEED
                                         BY AN ELIGIBLE GUARANTOR INSTITUTION
                                         (BANKS, STOCKBROKERS, SAVINGS AND
                                         LOAN ASSOCIATIONS AND CREDIT UNIONS
                                         WITH MEMBERSHIP IN AN APPROVED
                                         SIGNATURE GUARANTEE MEDALLION PROGRAM),
                                         PURSUANT TO S.E.C. RULE 17Ad-15.
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                                         SIGNATURE(S) GUARANTEED BY:
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